Exhibit 10.4

FORM OF

RESTRICTED SHARE AGREEMENT

UNDER THE

CHUY’S HOLDINGS, INC. 2012 OMNIBUS EQUITY INCENTIVE PLAN

This Restricted Share Agreement (this “Restricted Share Agreement”), dated as of                 , 20     (the “Date of Grant”), is made by and between Chuy’s Holdings, Inc., a Delaware corporation (the “Company”) and              (the “Participant”). Capitalized terms used without definition herein shall have the meaning ascribed to them in the Chuy’s Holdings, Inc. 2012, Omnibus Equity Incentive Plan. Where the context permits, references to the Company shall include any successor to the Company.

1. Grant of Restricted Shares. The Company hereby grants to the Participant              Shares (such shares, the “Restricted Shares”), subject to all of the terms and conditions of this Restricted Share Agreement and the Plan.

2. Lapse of Restrictions.

(a) Vesting. Subject to the provisions set forth below, and except to the extent set forth in Section 12 of the Plan, the restrictions on Transfer set forth in Section 4 hereof shall lapse with respect to the number of Restricted Shares specified for each date set forth below under the column captioned “Vesting Date” (each such date, a “Vesting Date”) as follows:

Vesting Date	Number of Restricted Shares

subject in each case to the continued employment of the Participant by the Company or one of its Subsidiaries or Affiliates in a position equal to, or more senior than,              from the date hereof through the relevant Vesting Date, and provided that the Participant has not given notice of resignation, as of each such Vesting Date, subject to paragraph (b) of this Section 2.

(b) Following Termination of Employment. Subject to Section 12 of the Plan, (i) upon termination of the Participant’s employment with the Company and its and Affiliates for any reason (including, but not limited to, the death or Disability of the Participant) or (ii) in the event the Participant is no longer employed by the Company or one of its Subsidiaries or Affiliates in a position equal to, or more senior than,             , any Restricted Shares in respect of which the restrictions on Transfer described in this Section 2 shall not already have lapsed shall be immediately forfeited. In the event of a forfeiture, the certificate(s) representing the Restricted Shares covered by this Restricted Share Agreement shall be canceled.

3. Legend on Certificates. The Participant agrees that any certificate issued for Restricted Shares (or, if applicable, any book entry statement issued for Restricted Shares) prior to the lapse of any outstanding restrictions relating thereto shall bear the following legend (in addition to any other legend or legends required under applicable federal and state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE (THE “RESTRICTIONS”) AS SET FORTH IN THE CHUY’S HOLDINGS, INC. 2012 OMNIBUS EQUITY INCENTIVE PLAN AND A RESTRICTED SHARE AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND CHUY’S HOLDINGS, INC., COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF CHUY’S HOLDINGS, INC. ANY ATTEMPT TO DISPOSE OF THESE SHARES IN CONTRAVENTION OF SUCH RESTRICTIONS, INCLUDING, WITHOUT LIMITATION, BY WAY OF SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHERWISE, SHALL BE NULL AND VOID AND WITHOUT EFFECT AND SHALL RESULT IN THE FORFEITURE OF SUCH SHARES AS PROVIDED BY SUCH PLAN AND AGREEMENT.

4. Transfer of Awards. Until such time as the Restricted Shares are fully vested in accordance with Section 2(a) hereof, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Restricted Shares or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of this Restricted Share Agreement will be valid, except with the prior written consent of the Board, which consent may be granted or withheld in the sole discretion of the Board. Any purported Transfer of Restricted Shares or any economic benefit or interest therein in violation of this Restricted Share Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Restricted Shares or any economic benefit or interest therein transferred in violation of this Restricted Share Agreement shall not be entitled to be recognized as a holder of such Shares. Without prejudice to the foregoing, in the event of a Transfer or an attempted Transfer in violation of this Restricted Share Agreement, the Company shall have the right (in its sole discretion) to terminate the Restricted Shares which are the subject of the Transfer or attempted Transfer.

5. Adjustments. Pursuant to Section 5 of the Plan, in the event of a Change in Capitalization, the Administrator shall make such equitable changes or adjustments as it deems necessary or appropriate to the Restricted Shares, including, without limitation, the number of Restricted Shares.

6. No Employment Contract. Nothing contained in this Agreement shall (a) confer upon the Participant any right to be employed by or remain employed by the Company or any Affiliate thereof, or (b) limit or affect in any manner the right of the Company or any Affiliate thereof to terminate the employment or adjust the compensation of the Participant.

7. Taxes and Withholding. To the extent that the Company or any Affiliate thereof shall be required to withhold any federal, state, local or foreign taxes in connection with the issuance or vesting of the Restricted Shares (including, without limitation, in the event of Participant making an election under Section 83(b) of the Code with respect to the Restricted Shares), and the amounts available to the Company or such Affiliate for such withholding are insufficient, the Participant shall pay such taxes or make provisions that are satisfactory to the Company for the payment thereof.

8. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Restricted Share Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

9. Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

10. Relation to Plan. The Plan is hereby incorporated by reference into, and made a part of, this Restricted Share Agreement, and the Restricted Shares and this Restricted Share Agreement shall be subject to all terms and conditions of the Plan and this Restricted Share Agreement. In the event of any inconsistency between the provisions of this Restricted Share Agreement and the Plan, the Plan shall govern.

11. Successors and Assigns. Without limiting Section 4 hereof, the provisions of this Restricted Share Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives, and assigns of the Participant, and the successors and assigns of the Company.

12. Securities Laws Requirements. The Company shall not be obligated to issue Restricted Share to the Participant, if such transfer, in the opinion of counsel for the Company, would violate the Securities Act of 1933, as amended (the “Securities Act”), or any other federal or state statutes having similar requirements as may be in effect at that time. The Company shall be under no obligation to register the Restricted Shares pursuant to the Securities Act or any other federal or state securities laws.

13. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

14. Notices. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: President, with a copy to Goode Partners (address for notices attached), and any notice to the Participant shall be addressed to the Participant at his or her address on file with the Company. Any written notice required to be given to the Company shall be deemed to be duly given only when actually received by the Company.

15. Clawback. If, at any time, the Board or the Committee, as the case may be, in its sole discretion determines that any action or omission by the Participant constituted (a) wrongdoing that contributed to any material misstatement in or omission from any report or statement filed by the Company with the U.S. Securities and Exchange Commission, (b)

intentional or gross misconduct, (c) a breach of a fiduciary duty to the Company or a Subsidiary thereof or (d) fraud, then in each such case, commencing with the first fiscal year of the Company during which such action or omission occurred, the Participant shall forfeit (without any payment therefor) up to 100% of any Restricted Shares that have not vested and shall repay to the Company, upon notice to the Participant by the Company, up to an amount equal to 100% of the Fair Market Value of the Restricted Shares at the time such Restricted Shares were delivered to the Participant, during and after such fiscal year. The Board or the Committee, as the case may be, shall determine in its sole discretion the date of occurrence of such action or omission, the percentage of the Restricted Shares that shall be forfeited and the percentage of the Fair Market Value of the Restricted Share that must be repaid to the Company.

16. Amendment. Subject to the terms of the Plan, the Board may, at any time, revise or amend this Restricted Share Agreement in any respect whatsoever. No such revision or amendment may, without the consent of a Participant, impair the Participant’s rights under this Restricted Share Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Restricted Share Agreement on the day and year first above written.

CHUY’S HOLDINGS, INC.:

By:
Name:
Title:

[NAME]: The Participant

By:

FORM OF

ELECTION UNDER SECTION 83(b)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1. The name address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NUMBER OF SPOUSE:

TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows:              shares of common stock, par value $0.01 per share, of Chuy’s Holdings, Inc. (the “Company”).

3. The date on which the property was transferred is: ____________, 20___.

4. The property is subject to the following restrictions:

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The property may not be transferred and is subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $                     .

6. The amount (if any) paid for such property is: $                     .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:____________________ , 20 _____
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:____________________ , 20 _____
Spouse of Taxpayer

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